NY Tax Free Money Fund Investment

Tax Free Money Fund Investment

Annual Report

December 31, 2002

[Deutsche Asset Management Logo]

Contents

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Investment Funds	Nasdaq Symbol	CUSIP Number
NY Tax Free Money Fund Investment	BNYXX	055922207
Tax Free Money Fund Investment	BTXXX	055922306

This report must be preceded or accompanied by a current prospectus for the fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market,

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

Investment Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for NY Tax Free Money Fund Investment and Tax Free Money Fund Investment, each a series of BT Investment Funds (the "Trust"). DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

In the following interview, Portfolio Manager Steven H. Boyd discusses the market environment and his team's approach to managing the funds during the 12-month period ended December 31, 2002, and offers an outlook for the months ahead.

Q: How did the funds perform over the annual period?

A: Over the 12 months ended December 31, 2002, Tax Free Money Fund Investment's seven-day annualized yield declined from 0.99% as of December 31, 2001 to 0.76% as of December 31, 2002. (The fund's taxable equivalent yield was 1.24% as of December 31, 2002 for investors in a tax bracket of 38.6%.) NY Tax Free Money Fund Investment's seven-day annualized yield declined from 0.98% on December 31, 2001 to 0.72% (1.17% taxable equivalent yield for investors in a tax bracket of 38.6%). In both cases, the yield changes primarily reflected the ripple effect of the Federal Reserve Board's 11 interest rate cuts in 2001 and its 50-basis-point (i.e., one-half of a percentage point) interest rate cut on November 6, 2002. The Federal Reserve Board's latest interest rate cut had only a modest impact on the funds' yields. Prior to the rate cut, management purchased higher-yielding securities, which benefited the funds' yields. These securities are expected to continue to benefit the fund's yields until they mature. At maturity, the proceeds will be reinvested in securities that reflect the current level of rates, which is likely to be lower given the Federal Reserve Board rate cut. For the 12-month period ended December 31, 2002, Tax Free Money Fund Investment returned 0.72% for the annual period, compared with the 0.85% average return of the iMoneyNet National Retail Tax Free Money Funds Average. NY Tax Free Money Fund Investment returned 0.65%, compared with the 0.84% average return of the iMoneyNet State Specific Retail Money Funds Average.1

1 Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.
Tax Free Money Fund Investment
	7-day average yield	7-day compounded effective yield
December 31, 2002	.76%	.76%
December 31, 2001	.99%	.99%

The 7-day average and compounded effective yields would have been .71% had certain expenses not been reduced for December 31, 2002.

New York Tax Free Money Fund Investment
	7-day average yield	7-day compounded effective yield
December 31, 2002	.72%	.72%
December 31, 2001	.98%	.98%

The 7-day average and compounded effective yields would have been .54% had certain expenses not been reduced for December 31, 2002.

Q: Until November, the Federal Reserve Board held interest rates steady through the annual period, following its aggressive easing in 2001. What dominated money market activity instead?

A: While the targeted federal funds rate2 remained unchanged until November 6, Federal Reserve Board policy still had a major impact on the backdrop to money market activity. In March 2002, the Federal Reserve Board had shifted from an easing to a neutral bias, citing a slow economic recovery in progress. In August, an uneven economic recovery led the Federal Reserve Board to say that it was paying close attention to the financial markets in its future policy decisions. In September, the Federal Reserve Board left rates unchanged, but it was a decision opposed by two Board members. Then, following a weak employment report as well as other unfavorable economic reports, the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25% on November 6 in an effort to jump-start an economy that it thought may be decelerating. This surprisingly aggressive move gave investors some relief that support was in the pipeline for an economy in what Fed Chairman Alan Greenspan called a "soft spot."

2 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.

Q: What factors specific to the municipal markets had the most significant impact?

A: Municipal market yields declined in spite of steady cash flow into the municipal markets and an increase in municipal issuance. The municipal money market yield curve was in a steepened position for the first part of the year before inverting late in the third quarter. The yield curve then steepened again, returning to what is considered a normal curve, in November and December. Municipal credit quality was affected during the annual period as municipalities across the country experienced declining revenue sources and an increase in their "fixed" costs, such as Medicaid, education and prisons. There were several significant downgrades during the year, including those of California and North Carolina. As a result of widespread budget shortfalls, we saw a sharp increase in the need for short-term cash flow issuance. For example, California issued $7.5 billion in revenue anticipation warrants during the first half of the year and issued $12 billion during the third quarter alone. Texas issued $5.8 billion of one-year tax and revenue anticipation notes in August. Several other municipal borrowers issued large deals during the annual period, and some came back to the market after several years of surplus had temporarily reduced the need for borrowing. The increased issuance of short-term notes did not result in significant upward pressure on one-year rates, however, as this rise in supply was offset by strong demand. With headlines in the financial press dominated by volatile US equity performance, corporate accounting failures and conflict-of-interest issues, investors continued their flight to quality, seeking the relative safety of municipal securities. In fact, municipal money market assets increased by approximately 8% over the annual period, reaching an all-time high during the early part of December. The yield on one-year municipal notes declined by 0.94% over the annual period, to end at 1.15% on December 31, 2002.

Q: In light of recent market conditions, what was your strategy in the Tax Free Money Fund Investment?

A: We adjusted Tax Free Money Fund Investment's weighted average maturity to prepare for seasonal events and supply/demand phenomena, although, coincidentally, the fund's weighted average maturity started and ended the year at 44 days. In light of the uncertainty in the financial markets and in the US economy, we tried to keep the fund's weighted average maturity on the shorter side by overweighting floating-rate notes during the year. The fund was also able to participate in both the Texas and California issuance sales, making purchases at attractive yield levels. Net assets in the fund increased by less than 2% during the annual period.

Q: What has been the strategy for NY Tax Free Money Fund Investment?

A: As with Tax Free Money Fund Investment, we adjusted this fund's weighted average maturity to prepare for seasonal events and supply/demand phenomena, such as tax time in April, high issuance in June, and the January and July reinvestment periods. Redemptions from all tax-exempt money markets during the 2002 tax season totaled approximately 2%, compared with approximately 6% in 2001. Given the flight to greater levels of safety benefiting US municipal markets and the relatively light season of tax redemptions, there was only a brief intra-month increase in yields during April. The fund began the year with a weighted average maturity of 44 days. We lengthened the weighted average maturity to 56 days at the end of June and then shortened it to 34 days by the end of December. Net assets in the fund increased by approximately 3% during the annual period.

Q: What is your outlook for the coming months?

A: The US economy no longer appears in danger of dipping back into recession, although corporations have yet to join consumers in the recovery. With little inflation pressure evident, we expect the Federal Reserve Board to leave rates unchanged at its January meeting. However, reports from UN weapons inspectors in Iraq, North Korea's renewal of its nuclear program, a spike in oil prices and the ongoing softness in the US dollar threaten to keep markets on edge in the early months of 2003.

As the new year begins, we expect the Federal Reserve Board to remain vigilant and do whatever is necessary, within its power, to move the economy forward. While Chairman Greenspan has said that he does not think the recent 50-basis-point cut is going to be inflationary, as soon as the Federal Reserve Board sees signs of heightened inflation, the interest rate reductions will be over. It should also be remembered that because changes in monetary policy typically take at least six months to affect the economy, it will be a while before we know how effective the November action will be in moving the economy forward. With the Federal Reserve Board having assumed a neutral bias at its November meeting, we think short-term interest rates should remain relatively stable well into 2003. We further believe that fiscal stimulus in the form of tax cuts and spending programs by the US government will play as crucial a role as the Federal Reserve Board in spurring economic growth.

At the end of the year, we positioned both funds for the "January Effect," a period when a large amount of cash flows into the municipal money market from maturing securities and coupon payments. As the new year begins, we intend to maintain a neutral-to-the-benchmark weighted average maturity in the 40- to 50-day range in both funds. Also, given the sharp increase in issuance that we have already seen and our anticipation for even greater issuance in 2003, we will look to underweight both funds in floating-rate notes and selectively purchase high-quality commercial paper instead. We do expect credit quality in the municipal market to continue to deteriorate. Thus, we intend to continue to focus on the highest-quality investments while seeking competitive yields across the municipal investment spectrum. In particular, we intend to emphasize essential services revenue issues and what is known as enhanced paper - i.e., securities guaranteed by a third party such as a bank or insurance company.

Finally, we intend to maintain our conservative investment strategies as we seek to provide high current income consistent with liquidity and capital preservation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of December 31, 2002

NY Tax Free Money Fund Investment

	Principal Amount ($)	Value ($)

Municipal Investments
New York 100.0%
Albany, New York, Industrial Development Agency, Civic Facilities Revenue, University of Albany Student Housing Foundation, Series A, 1.6%*, 11/1/2032 (b)	5,100,000	5,100,000
Buffalo, New York, G.O., Revenue Anticipation Notes, 2.5%, 6/27/2003 (b)	3,000,000	3,014,037
Erie County, New York, Industrial Development Agency, Civic Facilities Revenue, Subordinate Adult Services, Revenue Bond, 1.65%*, 6/1/2022	5,605,000	5,605,000
Great Neck North, New York, Water Authority, Water System Revenue, Series A, 1.6%*, 1/1/2020 (b)	2,675,000	2,675,000
Long Island Power Authority, New York, Electric System Revenue, Sub-Series 2A, 1.55%*, 5/1/2033 (c)	3,700,000	3,700,000
Long Island Power Authority, New York, Electric System Revenue, Sub-Series 3A, 1.5%*, 5/1/2033 (c)	2,000,000	2,000,000
Nassau County, New York, Industrial Development Agency, Civic Facilities Revenue, Cold Springs Harbor, 1.75%*, 1/1/2034	1,200,000	1,200,000
New York City, New York, Cultural Resource Revenue, Museum of Broadcasting, 1.5%*, 5/1/2014 (c)	4,200,000	4,200,000
New York City, New York, Housing Development Corp., Mortgage Revenue, Columbus Apartments, Series A, 1.55%*, 3/15/2025 (b)	1,300,000	1,300,000
New York City, New York, Housing Development Corp., Multifamily Rent Housing Revenue, Revenue Bond: Carnegie Park, Series A, 1.55%*, 11/15/2019 (b)	2,600,000	2,600,000
Monterey, Series A, 1.55%*, 11/15/2019 (b)	3,000,000	3,000,000
New York City, New York, Jamestown School District, 4.0%, 6/15/2003 (b)	1,860,000	1,881,519
New York City, New York, Municipal Water Finance Authority, Water & Sewer Revenue: Series 4, 1.3%, 1/10/2003 (c)	3,000,000	3,000,000
Series A, 1.7%*, 6/15/2024 (b)	200,000	200,000
New York City, New York, Newburgh School District, 2.25%, 6/15/2003 (b)	750,000	752,787
New York City, New York, G.O.: Prerefunded, Series B, 5.75%, 8/15/2011	500,000	520,916
Revenue Anticipation Notes, 2.5%, 4/11/2003	2,000,000	2,006,109
Revenue Anticipation Notes, 3.75%, 4/11/2003	1,500,000	1,509,693
Series B, 1.65%*, 10/1/2022 (b)	1,600,000	1,600,000
Subseries A-4, 1.7%*, 8/1/2022 (c)	100,000	100,000
Sub-Series C-5, 1.50%*, 8/1/2020 (c)	300,000	300,000
Sub-Series H-4, 1.55%*, 8/1/2015 (b) (c)	1,000,000	1,000,000
New York City, New York, Transitional Finance Authority Revenue: Future Tax Secured, Series A, 1.6%*, 2/15/2030 (c)	45,000	45,000
Future Tax Secured, Series A-1, 1.6%*, 11/15/2022 (c)	950,000	950,000
Future Tax Secured, Series A-1, 1.6%*, 11/15/2028 (c)	1,940,000	1,940,000
NYC Recovery, Series 1-Sub 1C, 1.65%*, 11/1/2022 (c)	1,000,000	1,000,000
NYC Recovery, Series 3-Sub 3H, 1.65%*, 11/1/2022 (c)	200,000	200,000
Series 4, 2.5%, 2/26/2003	3,000,000	3,004,589
New York State, Dormitory Authority Revenue: Cornell University, Series A, 1.45%*, 7/1/2029 (c)	4,000,000	4,000,000
Cornell University, Series B, 1.45%*, 7/1/2030 (c)	1,560,000	1,560,000
New York Public Library, Series A, 1.55%*, 7/1/2028 (b) (c)	1,280,000	1,280,000
Rockerfeller University, Series A-2, 1.45%*, 7/1/2032	1,500,000	1,500,000
New York State, Energy Research & Development Authority, Pollution Control Revenue:
1.7%*, 6/1/2029 (c)	1,700,000	1,700,000
Series D, 1.55%*, 10/1/2029 (c)	760,000	760,000
New York State, Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, Series F, Revenue Bond, 3.5%, 5/15/2003	2,760,000	2,778,132
New York State, G.O.,1.1%, 1/14/2003	3,000,000	3,000,000
New York State, Housing Finance Agency Revenue, Revenue Bond: Hospital Special Surgery Staff, Series A, 1.25%*, 11/1/2010 (c)	4,094,000	4,094,000
Normandie County I Project, 1.45%*, 5/15/2015 (c)	890,000	890,000
New York State, Local Government Assistance Corp., Series B, 1.5%*, 4/1/2023 (b) (c)	3,600,000	3,600,000
New York State, New York, Power Authority, 1.05%, 2/14/2003 (c)	1,500,000	1,500,000
New York State, Thruway Authority, General Revenue, Bond Anticipation Notes, Series A, 3.25%, 3/26/2003	1,995,000	1,999,714
New York State, Triborough Bridge & Tunnel Authority, Series A, 1.5%*, 1/1/2031 (b) (c)	3,800,000	3,800,000
New York, Connetquot Central School District, G.O., Tax Anticipation Notes, 2.375%, 6/27/2003	1,200,000	1,204,724
New York, Metropolitan Transportation Authority: Commuters Facilities Revenue, Series R, 5.0%, 7/1/2003	1,000,000	1,018,783
Series D-2, 1.5%*, 11/1/2032 (b)	1,800,000	1,800,000
New York, Metropolitan Transportation, Commercial Paper, Series 1-A: 1.1%, 1/8/2003 (c)	3,000,000	3,000,000
1.1%, 4/4/2003 (c)	3,900,000	3,900,000
1.25%, 2/11/2003 (c)	200,000	200,000
1.35%, 3/7/2003 (c)	2,000,000	2,000,000
New York & New Jersey Port Authority, 80th Series, 5.8%, 8/1/2003 (c)	500,000	513,113
New York & New Jersey Port Authority, Series B, 1.55%, 1/9/2003	535,000	535,000
New York, LIP Authority, Commercial Paper, Series 1-A, 1.05%, 3/5/2003 (c)	3,000,000	3,000,000
New York, Oneida Indian Nation, 1.5%*, 10/1/2032 (c)	1,000,000	1,000,000
Oneida County, Industrial Development Agency Revenue, Civic Facilities, Hamiliton College, 1.5%*, 9/15/2032 (b) (c)	5,385,000	5,385,000
Otsego County, New York, Industrial Development Agency, Civic Facilities Revenue, Noonan Community Services Corp., 1.65%*, 3/1/2025 (c)	1,000,000	1,000,000
Riverhead, New York, Public Improvements, 3.75%, 6/1/2003 (b)	1,126,000	1,138,037
Rondout Valley, New York, Central School District, Series A, 2.0%, 3/1/2003 (b)	330,000	330,319
Tupper Lake, New York, Central School District, 2.5%, 6/15/2003 (b)	195,000	195,874
Total Investment Portfolio - 100% (Amortized Cost $113,087,346) (a)		113,087,346

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2002.
(a) The cost for federal income tax purposes was $113,087,346.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Security incorporates a letter of credit or line of credit from a major bank.

The accompanying notes are an integral part of the financial statements.

Tax Free Money Fund Investment

	Principal Amount ($)	Value ($)

Municipal Investments
Alabama 4.3%
Birmingham, Alabama, Special Care Facilities Authority, Ascension Health Credit, Series B, Revenue Bond, 1.55%*, 11/15/2039 (c)	7,100,000	7,100,000
Alaska 1.9%
Alaska State, Housing Financial Corporation, State Capital Project, Series A, Revenue Bond, 3.0%, 7/1/2003 (b)	3,040,000	3,064,020
Arizona 3.7%
Apache County, Arizona, Tuscon Electric Power, Series 83-A, Revenue Bond, 1.55%*, 12/15/2018 (c)	2,100,000	2,100,000
Salt River Agricultural: 1.15%, 4/11/2003 (c)	2,000,000	2,000,000
1.55%, 1/21/2003 (c)	2,000,000	2,000,000
		6,100,000
California 4.0%
California State, Department of Water: 1.8%, 5/1/2022 (c)	500,000	500,000
1.8%, 3/13/2003 (c)	500,000	500,000
California State, Revenue Anticipation Notes: Series G, 1.67%*, 6/20/2003	1,500,000	1,500,000
Series F, 1.46%*, 6/20/2003	1,500,000	1,500,000
1.42%*, 6/20/2003	2,500,000	2,500,000
		6,500,000
Colorado 7.8%
Colorado, Health Facilities Authority, Exempla Inc., Series B, Revenue Bond, 1.63%*, 1/1/2033 (c)	1,000,000	1,000,000
Colorado, Housing Finance Authority: Multifamily Hunters Project, Series E, Revenue Bond, 1.55%*, 10/15/2016 (b)	805,000	805,000
Multifamily Diamond Project, Series I, Revenue Bond, 1.55%*, 10/15/2016 (b)	1,000,000	1,000,000
Colorado, Housing and Financial Authority, 1.55%*, 10/15/2016 (b)	1,500,000	1,500,000
Colorado State, General Funding Revenue, Tax & Revenue Anticipation Notes: 2.5%, 6/27/2003	3,800,000	3,822,944
Series A, 3.0%, 6/27/2003	2,500,000	2,519,361
Regional Transportation District, Colorado, 1.5%, 3/6/2003 (b)	2,000,000	2,000,000
		12,647,305

Delaware 2.8%
Delaware State, Economic Development Authority, Hospital Billing, Series C, Revenue Bond, 1.55%*, 12/1/2015 (b)	4,500,000	4,500,000
District of Columbia 1.0%
Washington D.C., G.O.: Series A, 1.85%*, 6/1/2003 (c)	200,000	200,000
Series B-3, 1.6%*, 6/1/2015 (c)	1,370,000	1,370,000
		1,570,000
Florida 2.1%
Jacksonville Electric, Series C-1, 1.6%, 1/8/2003 (c)	2,000,000	2,000,000
Pasco County, Florida, School Board Certificate of Participation, 1.55%*, 8/1/2026 (b)(c)	1,400,000	1,400,000
		3,400,000
Georgia 4.4%
Burke County, Georgia, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., Series A, 1.8%*, 1/1/2020 (b) (c)	600,000	600,000
Cobb County, Georgia, Housing Authority Multifamily Housing Revenue, Post Mill Project, Revenue Bond, 1.55%*, 6/1/2025 (b)	2,000,000	2,000,000
Fayette County, Georgia, Development Authority Educational Facilities Revenue, Catholic School Properties, Inc., Revenue Bond, 1.55%*, 4/1/2024 (c)	100,000	100,000
Macon-Bibb County, Georgia, Hospital Authority Revenue, Anticipation Certificates, Medical Center Control, 1.55%*, 12/1/2018 (c)	1,000,000	1,000,000
Municipal Electric Authority, Georgia, Project One, Revenue Bond: Sub-Series B, 5.25%, 1/1/2003 (b)	1,250,000	1,250,000
Sub-Series C, 1.55%*, 3/1/2020 (b)	700,000	700,000
Rockdale County, Georgia, Hospital Authority Revenue Anticipation Certificates, Revenue Bond, 1.55%*, 10/1/2027 (c)	1,595,000	1,595,000
		7,245,000
Illinois 9.6%
Chicago, Illinois, G.O. Series B, 1.6%*, 1/1/2037 (b)	3,000,000	3,000,000
Chicago, Illinois, Sales Tax Revenue, Revenue Bond, 4.0%, 1/1/2003 (b)	1,910,000	1,910,000
Illinois, Development Finance Authority Revenue, Evanston Northwestern, Series A, Revenue Bond, 1.55%*, 5/1/2031 (c)	700,000	700,000
Illionis, Educational Facilities Authority, Series 1995, 1.3%, 2/13/2003 (c)	3,000,000	3,000,000
Illinois, Health Facility Authority Revenue, Revenue Bond:
Gottlieb Health Resources, Inc., 1.55%*, 11/15/2024 (c)	1,700,000	1,700,000
Gottlieb Health Resources, Inc., 1.55%*, 11/15/2025 (c)	660,000	660,000
Northwestern Memorial Hospital, Revenue Bond, 1.75%*, 08/15/2025 (c)	100,000	100,000
Illinois, Housing Development Authority Multifamily Revenue, Lakeshore Plaza, Series A, 1.55%*, 7/1/2027 (b) (c)	1,970,000	1,970,000
Schaumburg, Illinois, G.O. Series A, 1.55%*, 12/1/2013	2,600,000	2,600,000
		15,640,000
Iowa 2.7%
Iowa Finance Authority Hospital Facility Revenue, Iowa Health System, Series B, Revenue Bond: 1.6%*, 7/1/2015 (b)	1,000,000	1,000,000
1.6%*, 1/1/2028 (b)	1,930,000	1,930,000
Iowa State, Primary Road Funding, Revenue Anticipation Notes, 2.5%, 6/30/2003	1,500,000	1,507,628
		4,437,628
Kansas 3.1%
Kansas State, Department Transportation Highway Revenue, Series C-2, Revenue Bond, 1.55%*, 9/1/2020	5,000,000	5,000,000
Kentucky 2.1%
Somerset, Kentucky, Blakley Family YMCA Inc., Revenue Bond, 1.6%*, 4/1/2015 (c)	3,370,000	3,370,000
Massachusetts 3.3%
Marblehead, Massachusetts, G.O. Unlimited Notes, Bond Anticipation Notes: 2.25%, 8/21/2003	350,000	351,952
2.35%, 8/21/2003	2,000,000	2,012,416
Massachusetts State, Development Finance Agency, North Shore YMCA Project, Revenue Bond, 1.65%*, 11/1/2022 (c)	2,980,000	2,980,000
		5,344,368
Michigan 0.5%
Oakland University, Michigan, Revenue Bond, 1.6%*, 3/1/2031 (b)	875,000	875,000
Minnesota 0.6%
Minnesota State, Higher Education Facilities Authority, St. Olaf College, Series 5-H, Revenue Bond, 1.8%*, 10/1/2030 (c)	925,000	925,000
Missouri 0.1%
Missouri State, Health Educational Facility Authority, Health Facility Revenue, Demand-Barnes Hospital Project, Revenue Bond, 1.6%*, 12/1/2015 (c)	200,000	200,000
New Hampshire 0.7%
New Hampshire, Health Educational Facilities Authority Revenue, Dartmouth Hitchcock Obligation, Series A, Revenue Bond, 1.55%*, 8/1/2031 (b)	1,160,000	1,160,000
New Jersey 1.7%
New Jersey State, Tax & Revenue Anticipation Notes, 3.0%, 6/12/2003	2,700,000	2,718,265
New York 8.0%
Buffalo, New York, G.O. Revenue Anticipation Notes, 2.5%, 6/27/2003 (b)	900,000	904,211
New York City, New York, G.O., Series A-4, , 1.7%*, 8/1/2022 (c)	100,000	100,000
New York City, New York, Transitional Finance Authority Revenue, Series 4, Revenue Note, 2.5%, 2/26/2003	7,000,000	7,009,533
New York State, G.O., Environmental Quality, Series 97A, 1.05%, 3/6/2003 (c)	5,000,000	5,000,000
		13,013,744
North Carolina 0.8%
North Carolina Medical Care Community Health Care Facilities Revenue, Randolph Hospital Inc. Project, Revenue Bond, 1.55%*, 3/1/2024 (c)	1,400,000	1,400,000
Ohio 5.2%
Hamilton, Ohio, Electric Revenue, Series A, Revenue Bond, 1.52%*, 10/15/2023 (b)	4,500,000	4,500,000
Ohio Water Development, Series 88A, 1.15%, 3/1/2015 (c)	1,000,000	1,000,000
Summit County, Ohio, Western Reserve Academy Project, Revenue Bond, 1.6%*, 10/1/2027 (c)	3,000,000	3,000,000
		8,500,000
Oklahoma 1.2%
Payne County, Oklahoma, Economic Development Authority, Student Housing Revenue, Oklahoma State University Phase III Project, Revenue Bond, 1.62%*, 6/1/2032 (b)	2,000,000	2,000,000
Pennsylvania 5.5%
Dallastown, Pennsylvania, G.O. School District, 1.6%*, 2/1/2018 (b)	85,000	85,000
Emmaus, Pennsylvania, Authority Revenue, Series A, Revenue Bond, 1.55%*, 3/1/2030 (b) (c)	3,000,000	3,000,000
Harrisburg, Pennsylvania, Authority Revenue, Revenue Bond, 1.97%*, 3/1/2034 (c)	2,495,000	2,495,000
Lehigh County, Pennsylvania, Industrial Development Authority Pollution Control Revenue, Allegheny Electric Corp., 1.35%*, 6/1/2014 (c)	400,000	400,000
Manheim Township, Pennsylvania, G.O. School District, 1.55%*, 6/1/2016 (b)	3,000,000	3,000,000
		8,980,000
South Carolina 2.1%
South Carolina, Jobs Economic Development Authority: Baptist Ministries Inc., Revenue Bond, 1.55%*, 7/1/2020 (c)	1,935,000	1,935,000
Heathwood Hall Episcopal School, Revenue Bond, 1.55%*, 8/1/2029 (c)	1,500,000	1,500,000
		3,435,000
Tennessee 2.9%
Blount County, Tennessee, Public Building Authority, Local Government Public Improvements, Series A-6C, Revenue Bond, 1.6%*, 6/1/2022 (b)	2,500,000	2,500,000
Clarksville, Tennessee, Public Building Authority, Revenue Bond, 1.75%*, 7/1/2031 (c)	800,000	800,000
Memphis, Tennessee, G.O., Series A, 1.65%*, 8/1/2003 (c)	1,400,000	1,400,000
		4,700,000
Texas 9.5%
Brownsville, Texas, Utility System Revenue, Series B, 1.6%*, 9/1/2025 (b)	2,300,000	2,300,000
Harris County, Series A-1, 1.35%, 2/6/2003 (c)	3,040,000	3,040,000
Houston, Texas, Tax & Revenue Anticipation Notes, 3.0%, 6/30/2003	2,000,000	2,013,934
San Antonio Water Supply, Series 95, 1.3%, 2/14/2003 (c)	1,000,000	1,000,000
Southwest Higher Education Authority, Inc., Southern Methodist University Project, Series B, 1.5%*, 10/1/2029 (c)	700,000	700,000
Texas, Small Business Industrial Development Corp., Industrial Development Revenue, Texas Public Facilities Capital Access, Revenue Bond, 1.65%*, 7/1/2026 (c)	565,000	565,000
Texas State, Tax & Revenue Anticipation Notes, 2.75%, 08/29/2003	5,800,000	5,850,711
		15,469,645
Utah 1.4%
Utah Intermountain Power Agency, Series 85E, 1.2%, 1/6/2003 (b) (c)	2,000,000	2,000,000
Utah State, G.O., Series A, 1.45%*, 7/1/2016 (c)	300,000	300,000
		2,300,000
Virginia 1.1%
Virginia Beach, Virginia, Development Authority, Residential Care Facility Mortgage Revenue, Series B, Revenue Bond, 1.55%*, 11/1/2006 (c)	1,870,000	1,870,000
Washington 0.8%
King County, Washington, G.O., Series C, 5.25%, 1/1/2003	1,000,000	1,000,000
Port Of Anacortes, Series 85, 1.35%, 6/15/2009 (c)	400,000	400,000
		1,400,000
West Virginia 1.4%
Monongalia County, West Virginia, Building Community Hospital Revenue, Monongalia General Hospital, Series A, Revenue Bond, 1.75%*, 7/1/2017 (c)	1,000,000	1,000,000
Pleasants County, West Virginia, Pollution Control Revenue, Monongahela Power Company, Series C, Revenue Bond, 4.5%, 3/1/2003 (b)	1,300,000	1,305,938
		2,305,938
Wisconsin 3.7%
Oak Creek, Wisconsin, Pollution Control Revenue, Wisconsin Electric Power Co. Project, Revenue Bond, 1.75%*, 8/1/2016	1,000,000	1,000,000
Wisconsin, Transportation Revenue Bond, 1.15%, 4/11/2003 (c)	5,000,000	5,000,000
		6,000,000
Total Investment Portfolio - 100% (Amortized Cost $163,170,913) (a)		163,170,913

* Variable Rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31,2002.
(a) The cost for federal income tax purposes was $163,170,913.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assocaition
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Security incorporates a letter of credit or line of credit from a major bank.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of December 31, 2002
Assets	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Investment in securities, at amortized cost	$ 113,087,346	$ 163,170,913
Cash	43,362	-
Receivable for investments sold	300,000	2,271,932
Interest receivable	365,954	644,271
Other assets	13,352	5,219
Total assets	113,810,014	166,092,335
Liabilities
Due to custodian	-	10,926
Payable for investments purchased	1,138,154	-
Dividends payable	32,445	62,098
Advisory fee payable	1,166	16,020
Administration and service fees payable	54,206	92,261
Other accrued expenses and payables	46,552	46,204
Total liabilities	1,272,523	227,509
Net assets, at value	$ 112,537,491	$ 165,864,826
Net Assets
Accumulated net realized gain (loss)	12,567	(30,692)
Paid-in capital	112,524,924	165,895,518
Net assets, at value	$ 112,537,491	$ 165,864,826
Net Asset Value
Net assets applicable to shares outstanding	$ 112,537,491	$ 165,864,826
Shares outstanding, ($.001 par value per share, unlimited number of shares authorized)	112,548,831	165,898,285
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$ 1.00	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended December 31, 2002
Investment Income	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Interest	$ 1,556,370	$ 2,500,358
Expenses: Administration and service fees	669,364	1,024,106
Advisory fee	167,341	256,027
Auditing	35,967	28,314
Legal	5,393	9,472
Trustees' fees and expenses	8,099	10,390
Reports to shareholders	16,986	15,466
Registration fees	4,474	14,245
Other	9,666	6,146
Total expenses, before expense reductions	917,290	1,364,166
Expense reductions	(80,586)	(83,994)
Total expenses, after expense reductions	836,704	1,280,172
Net investment income	719,666	1,220,186
Net realized gain (loss) on investment transactions	23,104	(828)
Net increase (decrease) in net assets resulting from operations	$ 742,770	$ 1,219,358

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - NY Tax Free Money Fund Investment
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001[a]
Operations: Net investment income	$ 719,666	$ 2,172,413
Net realized gain (loss) on investment transactions	23,104	3,942
Net increase (decrease) in net assets resulting from operations	742,770	2,176,355
Distributions to shareholders from: Net investment income	(719,439)	(2,172,562)
Fund share transactions: Proceeds from shares sold	426,152,132	427,165,533
Reinvestment of distributions	180,618	712,631
Cost of shares redeemed	(423,557,497)	(404,631,886)
Net increase (decrease) in net assets from Fund share transactions	2,775,253	23,246,278
Increase (decrease) in net assets	2,798,584	23,250,071
Net assets at beginning of period	109,738,907	86,488,836
Net assets at end of period	$ 112,537,491	$ 109,738,907
Other Information
Shares outstanding at beginning of period	109,773,578	86,527,300
Shares sold	426,152,132	427,165,533
Shares issued to shareholders in reinvestment of distributions	180,618	712,631
Shares redeemed	(423,557,497)	(404,631,886)
Net increase (decrease) in Fund shares	2,775,253	23,246,278
Shares outstanding at end of period	112,548,831	109,773,578

a The Statement of Changes in Net Assets for the year ended December 31, 2001 includes the Fund's information as a stand-alone and feeder fund (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Tax Free Money Fund Investment
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001[a]
Operations: Net investment income	$ 1,220,186	$ 3,558,341
Net realized gain (loss) on investment transactions	(828)	37,481
Net increase (decrease) in net assets resulting from operations	1,219,358	3,595,822
Distributions to shareholders from: Net investment income	(1,219,936)	(3,558,490)
Fund share transactions: Proceeds from shares sold	1,059,169,617	980,860,365
Reinvestment of distributions	143,725	872,664
Cost of shares redeemed	(1,057,070,961)	(1,040,599,985)
Net increase (decrease) in net assets from Fund share transactions	2,242,381	(58,866,956)
Increase (decrease) in net assets	2,241,803	(58,829,624)
Net assets at beginning of period	163,623,023	222,452,647
Net assets at end of period	$ 165,864,826	$ 163,623,023
Other Information
Shares outstanding at beginning of period	163,655,904	222,522,860
Shares sold	1,059,169,617	980,860,365
Shares issued to shareholders in reinvestment of distributions	143,725	872,664
Shares redeemed	(1,057,070,961)	(1,040,599,985)
Net increase (decrease) in Fund shares	2,242,381	(58,866,956)
Shares outstanding at end of period	165,898,285	163,655,904

a The Statement of Changes in Net Assets for the year ended December 31, 2001 includes the Fund's information as a stand-alone and feeder fund (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

NY Tax Free Money Fund Investment

Years Ended December 31,	2002	2001[a]	2000[a]	1999[a]	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.006	.02	.03	.02	.03
Net realized and unrealized gain (loss) on investment transactions	-[b]	-[b]	-[b]	-[b]	-[b]
Total from investment operations	.006	.02	.03	.02	.03
Less distributions from: Net investment income	(.006)	(.02)	(.03)	(.02)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.65	1.89	3.23	2.41	2.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113	110	86	74	78
Ratio of expenses before expense reductions (%)	.82	.80[c]	.86[c]	.84[c]	.85[c]
Ratio of expenses after expense reductions (%)	.75	.75[c]	.75[c]	.75[c]	.75[c]
Ratio of net investment income (%)	.65	1.86	3.19	2.37	2.63
[a] The Financial Highlights prior to April 27, 2001 include the Fund's information as a feeder fund for the respective periods (see Note A in the Notes to Financial Statements).
[b] Less than $.0005 per share.
[c] Includes expenses of the NY Tax Free Money Portfolio. (See Note A in the Notes to Financial Statements).

Tax Free Money Fund Investment

Years Ended December 31,	2002	2001[a]	2000[a]	1999[a]	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.007	.02	.03	.02	.03
Net realized and unrealized gain (loss) on investment transactions	-[b]	-[b]	-[b]	-[b]	-[b]
Total from investment operations	.007	.02	.03	.02	.03
Less distributions from: Net investment income	(.007)	(.02)	(.03)	(.02)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.72	2.08	3.35	2.54	2.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	166	164	222	128	201
Ratio of expenses before expense reductions (%)	.80	.79[c]	.82[c]	.80[c]	.83[c]
Ratio of expenses after expense reductions (%)	.75	.75[c]	.75[c]	.75[c]	.75[c]
Ratio of net investment income (%)	.72	2.11	3.30	2.50	2.71
[a] The Financial Highlights prior to April 27, 2001 include the Fund's information as a feeder fund for the respective periods (see Note A in the Notes to Financial Statements).
[b] Less than $.005 per share.
[c] Includes expenses of the Tax Free Money Portfolio. (See Note A in the Notes to Financial Statements).

Notes to Financial Statements

Note 1-Organization and Significant Accounting Policies

A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company organized as a Massachusetts business trust. NY Tax Free Money Fund Investment and Tax Free Money Fund Investment (each a "Fund," and collectively, the "Funds") are two of the funds the Trust offers to investors.

NY Tax Free Money Fund Investment seeks a high level of current income exempt from Federal and New York income tax consistent with liquidity and the preservation of capital by investing primarily in high quality, short-term, tax-exempt money market instruments. Tax Free Money Fund Investment seeks a high level of current income exempt from Federal income tax consistent with liquidity and the preservation of capital by investing primarily in high quality, short-term, tax-exempt money market instruments. Details concerning each Fund's investment objective and policies and the risk factors associated with each Fund's investments are described in the Prospectus and Statement of Additional Information.

On March 26, 2001, the Trustees approved the dissolution of the NY Tax Free Money Portfolio and the Tax Free Money Portfolio (the "Portfolios"). Until April 27, 2001, NY Tax Free Money Fund Investment and Tax Free Money Fund Investment invested all of their investable assets in the NY Tax Free Money Portfolio and the Tax Free Money Portfolio (each a "Portfolio," collectively, the "Portfolios"), respectively. Each Portfolio had the same investment objective and policies as its corresponding Fund. The Portfolios were organized as New York business trusts and registered as investment companies under the 1940 Act. On April 27, 2001, NY Tax Free Money Fund Investment and Tax Free Money Fund Investment withdrew their assets in-kind from their respective Portfolios and began operations as stand-alone funds.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Federal Income Taxes

Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At December 31, 2002 the Tax Free Money Fund Investment had a net tax basis capital loss carryforward of approximately $24,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 ($100), December 31, 2005 ($5,700), December 31, 2007 ($5,500) and December 31, 2008 ($12,700), the expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Tax Free Money Fund Investment incurred approximately $6,800 of net realized losses. As permitted by tax regulations, the Tax Free Money Fund Investment intends to elect to defer these losses and treat them as arising in the year ending December 31, 2003.

D. Distributions of Income and Gains

All of the net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. Each Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of each Fund's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains, are normally declared and paid annually at the end of the year in which they were earned to the extent they are not offset by any capital loss carryforwards.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Funds.

At December 31, 2002, the Funds' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Undistributed tax-exempt income	$ 78	$ 101
Undistributed taxable income	$ 12,567	$ -
Undistributed net long-term capital gains	$ -	$ -
Capital loss carryforwards	$ -	$ (24,000)
Net unrealized appreciation (depreciation) on investments	$ -	$ -

In addition, during the years ended December 31, 2002 and December 31, 2001, the tax character of distributions paid to shareholders by the Funds is summarized as follows:

NY Tax Free Money Fund Investment	2002	2001
Distributions from tax-exempt income	$ 719,439	$ 2,172,562
Tax Free Money Fund Investment
Distributions from tax-exempt income	$ 1,219,936	$ 3,558,490

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

E. Other

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes. Expenses directly attributed to a fund are charged to that Fund, while expenses which are attributed to the Trust are allocated among the Funds in the Trust on the basis of relative net assets.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each of the Funds. Each Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

The Advisor and Administrator contractually agreed to waive their fees and/or reimburse expenses of each Fund for the 16-month period from the Funds' year end of December 31, 2001, to the extent necessary, to limit all expenses to 0.75% of the average daily net assets of each Fund. Accordingly, for the year ended December 31, 2002 each Fund did not impose a portion of its Advisory fee as follows:

	Amount Imposed	Amount Waived	Effective Rate
NY Tax Free Money Fund Investment	$ 86,755	$ 80,586.08%
Tax Free Money Fund Investment	$ 172,033	$ 83,994.10%

Effective July 30, 2002, the Funds, as approved by the Funds' Trustees and shareholders, implemented a new advisory agreement with DeAM, Inc. The new advisory agreement contains substantially similar provisions to the pre-existing advisory agreement except that, to the extent permissible by law and subject to further Board approval DeAM, Inc. would be authorized to appoint certain affiliates as subadvisor to perform certain of DeAM, Inc.'s duties.

Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is each Fund's Administrator. Each Fund pays the Administrator an annual fee ("Administration and service fee") based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.60%.

ICCC is also the Funds' accounting and transfer agent. Effective December 16, 2002, the Trustees approved changing the Funds' transfer agent from Investment Company Capital Corp. to Scudder Investments Service Company.

Deutsche Bank Trust Company Americas, an affiliate of the Advisor and Administrator, is the Funds' custodian.

Certain officers and a Trustee of the Funds are also officers or Trustees of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Funds for serving in these capacities. The Funds pay each Trustee not affiliated with Deutsche Bank AG retainer fees plus specified amounts for attended board and committee meetings.

Note 3-Line of Credit Agreement

The Funds and several other affiliated Funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent.

Note 4-Subsequent Event

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Corp. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the transaction closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Funds. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds, subject to DBT Co. oversight. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian.

Report of Independent Accountants

To the Trustees of BT Investment Funds and Shareholders of NY Tax Free Money Fund Investment and Tax Free Money Fund Investment:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial positions of NY Tax Free Money Fund Investment and Tax Free Money Fund Investment (the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 21, 2003

Tax Information (Unaudited)

Of the dividends paid from net investment income for the NY Tax Free Money Fund Investment and Tax Free Money Fund Investment for the taxable year ended December 31, 2002, 100% are designed as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders of NY Tax Free Money Fund Investment and Tax Free Money Fund Investment (the "Funds"), each a series of BT Investment Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	466,155,724	1,083,533
S. Leland Dill	466,147,073	1,092,184
Martin J. Gruber	466,192,126	1,047,132
Richard T. Hale	466,183,160	1,056,098
Joseph R. Hardiman	466,195,322	1,043,935
Richard J. Herring	466,192,962	1,046,295
Graham E. Jones	466,128,431	1,110,827
Rebecca W. Rimel	466,191,436	1,047,822
Philip Saunders, Jr.	466,148,222	1,091,036
William N. Searcy	466,148,226	1,091,032
Robert H. Wadsworth	466,193,005	1,046,252

2. To approve a new investment advisory agreement (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between each Fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Funds	Affirmative	Against	Abstain
NY Tax Free Money Fund	72,674,628	223,228	107,435
Tax Free Money Fund	95,124,867	239,492	144,689

Trustees and Officers

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	65
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since November 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
198

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder Investments Service Company (2001-present).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Investment Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The Funds' Statement of Additional Information includes additional information about the Funds' Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes